UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2007


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                     1-10596                       43-1554045
       (State or Other                (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)


    9900A Clayton Road, St. Louis, Missouri                           63124-1186
    (Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today,  November 12, 2007,  the  Registrant is issuing a press release  (Exhibit
99.1 to this report) announcing its fiscal year 2007 fourth quarter and full year financial and operating results. See Item 7.01, Regulation FD Disclosure below.

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION OF DIRECTORS;
             APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS
             OF CERTAIN OFFICERS

Effective November 9, 2007, William S. Antle III resigned as a director of the Registrant and as a member of the Executive Committee and the Audit and Finance Committee.

ITEM 5.03   AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN
            FISCAL YEAR

Effective November 9, 2007, the Board of Directors of the Registrant amended Article Five Capital Stock of its Bylaws by adding the following section:

Section 5.6  Book-Entry  Ownership and Transfer of Stock.  As an  alternative to
             -------------------------------------------
stock ownership and transfer by certificate, upon direction by the Chairman of the Board or the President, the stock of the Corporation may be included in a direct registration system operated by a securities depository and available for stocks traded on the New York Stock Exchange, under which the stock may be issued, recorded, owned and transferred electronically in book-entry form.

Effective November 9, 2007, the Board of Directors of the Registrant amended the last sentence of Section 2.5 Voting of Article Two Shareholders' Meetings of its Bylaws to read as follows:

A shareholder may vote either in person or by proxy, executed in writing by the shareholder or by his duly authorized attorney-in-fact, or by electronic (internet and/or telephone) voting.

ITEM 7.01        REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release announcing its fiscal year 2007 fourth quarter and full year financial and operating results, and will conduct a related Webcast conference call at 4:00 p.m. central time. This press release is furnished herewith as Exhibit 99.1, and will be posted on the Registrant's website located at http://www.escotechnologies.com. It can be viewed through the
                   -------------------------------
"Investor Relations" page of the website under the tab "Press Releases," although the Registrant reserves the right to discontinue that availability at any time.

NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations and expected future performance. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors.

The press release uses the non-GAAP measures of "EBIT", "EBIT margin", "Test segment EBIT-Operational" and expected 2008 "EPS-Adjusted Basis". The Registrant defines "EBIT" as earnings before interest and taxes. The Registrant defines "EBIT margin" as EBIT as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant defines "Test segment EBIT-Operational" as Test segment EBIT excluding the costs related to the adverse arbitration judgment and associated legal costs involving a dispute over a 2005 U.S. government project. Management does not anticipate that these legacy arbitration costs will be incurred in subsequent fiscal years. Accordingly, Management believes that this non-GAAP measure allows for better comparison period-to-period, and, for this reason, considers this useful information for investors.

Expected 2008 EPS-Adjusted Basis and EBIT margins represent expected 2008 EPS and EBIT margins, exclusive of pretax intangible asset amortization expense related to TWACS NG software and purchase accounting intangible assets related to the acquisitions of Nexus and Hexagram. The Registrant believes that the presentation of these operational measures provides important supplemental information to investors regarding financial and business trends relating to the Registrant's financial condition and results of operations. The Registrant's management believes that these measures provide an alternative method for assessing the Registrant's expected future performance that is useful because they facilitate comparisons with other companies in the Communications segment industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. The Registrant provides this information to investors to enable them to perform additional analyses of present and future operating performance, compare the Registrant to other companies, and evaluate the Registrant's ongoing financial operations.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating and anticipated future performance. The Registrant's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.



ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.       Description of Exhibit

3.1      Amendment to Bylaws effective November 9, 2007

99.1     Press Release dated November 12, 2007


OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ESCO TECHNOLOGIES INC.




Dated:     November 12, 2007                       By:
                                                      G.E. Muenster
                                                      Senior Vice President and
                                                      Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                   Description of Exhibit
-----------                   ----------------------


      3.1                     Amendment to Bylaws effective November 9, 2007

     99.1                     Press Release dated November 12, 2007